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                      VANGUARD(R) BOND AND MONEY MARKET FUNDS
       PROSPECTUS SUPPLEMENT DATED APRIL 7, 2000; REVISED OCTOBER 11, 2000

Effective April 7, 2000, all Vanguard bond and money market funds will start to credit dividends to shareholder accounts on a "next business day" basis. This means that newly purchased shares in these funds will begin to earn dividends on the first business day after the purchase. Shares will continue earning dividends until the next business day following the day that they are redeemed. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; (2) If you redeem shares with a same-day wire request before 10:45 a.m. Eastern time (available for money market funds only), the shares will stop earning dividends that same day.

(C) 2000 The Vanguard Group, Inc. All rights reserved.              PSCD4 102000
Vanguard Marketing Corporation, Distributor.